UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2010
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma (Address of principal executive offices)	7 4172-0172 (Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On February 17, 2010, Williams Partners L.P. (the Partnership) consummated the dropdown transaction (the Dropdown) contemplated by the previously announced Contribution Agreement among the Partnership and certain subsidiaries of The Williams Companies, Inc. (Williams), specifically Williams Gas Pipeline Company, LLC (WGP), Williams Energy Services, LLC (WES), WGP Gulfstream Pipeline Company, L.L.C. (WGPGPC), Williams Partners GP LLC (the General Partner, and together with WGP, WES, and WGPGPC, the Contributing Parties), and Williams Partners Operating LLC, the operating subsidiary of the Partnership (the Operating Company, and together with the Partnership, the Partnership Parties).
     Pursuant to the Contribution Agreement, the Contributing Parties contributed to the Partnership the ownership interests in the entities that make up Williams’ Gas Pipeline and Midstream Gas & Liquids businesses (including its limited and general partner interests in Williams Pipeline Partners L.P., a publicly traded Delaware master limited partnership (WMZ), but excluding its Canadian, Venezuelan and olefins operations, and a 25.5% interest in Gulfstream Natural Gas System, L.L.C.), to the extent not already owned by the Partnership and its subsidiaries (the Contributed Entities).
     A more detailed description of the material terms of the Contribution Agreement was included in the Partnership’s Current Report on Form 8-K filed on January 19, 2010.
     Because the Contributed Entities were affiliates of Williams at the time of the acquisition, the transaction was between entities under common control, and has been accounted for at historical cost. Because we have not yet filed post-combination results, we have elected to provide supplemental consolidated financial statements which recast the Partnership’s historical consolidated financial statements and notes to reflect the combined historical results for all periods presented. The Partnership’s supplemental financial statements and notes are filed in Exhibit 99.1 hereto and are incorporated herein by reference.
     The following items of the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the Partnership’s 2009 Form 10-K), have been retrospectively adjusted to reflect the consolidation of the historical results of the Contributed Entities throughout the periods presented, and are filed in Exhibit 99.1 to this Current Report on Form 8-K as indicated below and are incorporated herein by reference:
•	Item 6. Selected Financial Data

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8. Supplemental consolidated financial statements and notes of Williams Partners L.P.
     We have not otherwise updated for activities or events occurring after the date these items were originally presented.
     This Current Report on Form 8-K should be read in conjunction with our 2009 Form 10-K and our other Current Reports on Form 8-K.
FORWARD-LOOKING STATEMENTS AND CAUTIONARY STATEMENT FOR
PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES
LITIGATION REFORM ACT OF 1995
     Our reports, filings, and other public announcements (including but not limited to the exhibits to this Current Report on Form 8-K) may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, and other matters. You typically can identify forward-looking statements by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will,” or other similar expressions.

     These statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:
•	Amounts and nature of future capital expenditures;

•	Expansion and growth of our business and operations;

•	Financial condition and liquidity;

•	Business strategy;

•	Cash flow from operations or results of operations;

•	The levels of cash distributions to unitholders;

•	Seasonality of certain business segments; and

•	Natural gas and natural gas liquids prices and demand.
     Forward-looking statements are based on numerous assumptions, uncertainties, and risks that could cause future events or results to be materially different from those stated or implied in this report. Many of the factors that could adversely affect our business, results of operations and financial condition are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:
•	Whether we have sufficient cash from operations to enable us to maintain current levels of cash distributions or to pay the minimum quarterly distribution following establishment of cash reserves and payment of fees and expenses, including payments to our general partner;

•	Availability of supplies (including the uncertainties inherent in assessing and estimating future natural gas reserves), market demand, volatility of prices, and the availability and cost of capital;

•	Inflation, interest rates and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on our customers and suppliers);

•	The strength and financial resources of our competitors;

•	Development of alternative energy sources;

•	The impact of operational and development hazards;

•	Costs of, changes in, or the results of laws, government regulations (including proposed climate change legislation), environmental liabilities, litigation and rate proceedings;

•	Our costs and funding obligations for defined benefit pension plans and other postretirement benefit plans;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Our exposure to the credit risks of our customers;

•	Risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of credit;

•	Risks associated with future weather conditions;

•	Acts of terrorism; and

•	Additional risks described in our filings with the Securities and Exchange Commission (SEC).
     Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.
     In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this report. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.
     Limited partner units are inherently different from the capital stock of a corporation, although many of the business risks to which we are subject are similar to those that would be faced by a corporation engaged in a similar business. Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the SEC on February 25, 2010, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williamslp.com.
Item 9.01. Financial Statements and Exhibits
     (a) None
     (b) None
     (c) None
     (d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Supplemental consolidated financial statements and notes of Williams Partners L.P. ( Part II, Items 6,7 and 8 of our 2009 Form 10-K).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
By:	Williams Partners GP LLC,
its General Partner
Date: April 20, 2010

By:	/s/ Ted T. Timmermans
Ted T. Timmermans
Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Supplemental consolidated financial statements and notes of Williams Partners L.P. (Part II, Items 6,7 and 8 of our 2009 Form 10-K).